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                                 AIM ENERGY FUND
                           AIM FINANCIAL SERVICES FUND
                         AIM GOLD & PRECIOUS METALS FUND
                                AIM LEISURE FUND
                               AIM TECHNOLOGY FUND
                               AIM UTILITIES FUND

                     (SERIES PORTFOLIOS OF AIM SECTOR FUNDS)

                       Supplement dated December 13, 2006
         to the Statement of Additional Information dated July 31, 2006, as supplemented August 1, 2006 and September 20, 2006


The following information replaces in its entirety the section entitled "DESCRIPTION OF FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - OTHER INVESTMENTS - OTHER INVESTMENT COMPANIES" on page 11 of the Statement of Additional Information:

                  "OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies:
         (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds").

                  With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

                  EXCHANGE-TRADED FUNDS. Each Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed above under "Other Investment Companies."

                  ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

                  Investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indicies the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Finally there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index."



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Effective January 1, 2007, the following information is added after the third paragraph under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - OTHER SERVICE PROVIDERS - TRANSFER AGENT" on page 37 of the Statement of Additional
Information:

                  "SUB-TRANSFER AGENT. AIM Funds Management, Inc. ("AFMI"), 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of AMVESCAP PLC, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and AIS. The Trust does not pay a fee to AFMI for these services. Rather AFMI is compensated by AIS, as a sub-contractor."

The following is added after the second paragraph under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES - PURCHASE AND REDEMPTION OF SHARES - REVENUE SHARING PAYMENTS" on pages 53 and 54 of the Statement of Additional Information:

                  "With respect to Institutional Class shares, the Asset-Based Payments ADI Affiliates make shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts."

The last sentence of the first paragraph under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES - PURCHASE AND REDEMPTION OF SHARES - ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS" on page 54 of the Statement of Additional Information is deleted in its entirety.

The last sentence of the second paragraph under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES - PURCHASE AND REDEMPTION OF SHARES - ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS" on page 54 of the Statement of Additional Information shall become a stand alone paragraph.



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